Exhibit 99.2
POWER INVESTMENT
INVESTMENT APPLICATION
GENERAL INFORMATION (select one)
Cat Employee
Cat Retiree
Cat Shareholder
Cat Customer
Cat Dealer employee/retiree
Cat Dealer
Cat Supplier
Other
Primary Owner (Individual, Joint & Custodial Investments)
Name (Last, First, M.I.)
Social Security Number
Date of Birth
Driver’s License Number
State
TYPE OF INVESTMENT OWNERSHIP
Individual Ownership
Joint Ownership
Name (Last, First, M.I.)
Social Security Number
Date of Birth
Driver’s License Number
State
Gifts to Minors
Name of Minor (Last, First, M.I.)
Minor’s Social Security Number
Date of Birth
Minor’s State of Residence
Trust
Please attach an additional page and provide the Name, Social Security Number, Date of Birth and Driver’s License Number of each additional trustee
Please include a copy of the first 3 and last 3 pages of the Trust Title and Date of Trust
Taxpayer Identification Number
Name of Trustee # 1 (Last, First, M.I.)
Social Security Number

Date of Birth
Driver’s License Number
State
Name of Trustee # 2 (Last, First, M.I.)
Social Security Number
Date of Birth
Driver’s License Number
State
Corporation, Partnership, LLC or Association
Please provide evidence of the individuals authorized to sign on behalf of the corporation, partnership, LLC or association
Name of Corporation, Partnership, LLC or Association
Taxpayer Identification Number
MAILING ADDRESS
Registered Address
Street Address (P.O. Box will not be accepted) Apt.
City
State
Zip
Home Phone with Area Code
Work Phone with Area Code
Joint Owner’s Address (Only if different from above)
Street Address (P.O. Box will not be accepted) Apt.
City
State
Zip
Home Phone with Area Code
Work Phone with Area Code
Trustee Address
Street Address Trustee #1 (P.O. Box will not be accepted) Apt.
City
State
Zip
Home Phone with Area Code
Work Phone with Area Code
Street Address Trustee #2 (P.O. Box will not be accepted) Apt.
City
State
Zip
Home Phone with Area Code
Work Phone with Area Code

To help fight the funding of terrorism and money-laundering activities, the U.S. government has passed the USA PATRIOT Act, which requires banks, including our processing agent bank, to obtain, verify, record and, in certain circumstances, report information that identifies persons who engage in certain transactions with or through a bank. This means that, in order for us to sell you a Cat Financial PowerInvestmentSM note, we will need the name, residential or street address (no P.O. boxes), date of birth and Social Security Number or other Tax ID of ALL PERSONS listed on the note.
*The Cat Financial PowerInvestment is not a money market fund, which is typically a diversified fund consisting of short-term debt securities of many issuers. This investment is not subject to the diversification and investment quality standards of the Investment Company Act of 1940. An investment in PowerInvestment notes is not equivalent to a deposit or bank account and is not FDIC insured. These notes are not rated by any rating agency and we do not anticipate that they will be rated in the future.
INITIAL INVESTMENT
The minimum initial investment is $250. However, if you first invest through a Caterpillar Peoria payroll or pension deduction, then the initial investment is $50 each month until the minimum required investment of $250 is attained. Thereafter, the $250 minimum must be maintained. This $50 minimum initial investment is only available to those investing through a Caterpillar Peoria payroll or pension deduction.
Check
$ Amount (minimum of $250)
Please enclose your personal check made payable to Cat Financial PowerInvestmentSM. Corporate checks are acceptable for corporate investments only. Investments made by check are available for redemption seven (7) business days after posting. No cashier’s checks, third-party checks, starter checks, traveler’s checks, credit-card checks or money orders will be accepted for an initial investment.
Payroll Deduction (Caterpillar Peoria-paid Employees Only)
$ Amount to be deducted per check
Please indicate your payroll category below:
Hourly paid weekly—$12.50 minimum per paycheck to join
Salaried paid twice monthly—$25 minimum per paycheck to join
Management paid monthly—$50 minimum per paycheck to join
Pension Deduction
$ Amount to be deducted per check
$50 minimum per Pension check.
SUBSEQUENT INVESTMENT OPTIONS
Automatic Investment from Checking Account
$ Amount (minimum of $50)
Attach a voided check, which will provide your correct bank information for processing, or provide the information below. Automatic withdrawals occur on or about the 18th of each month.
Name of Checking Account Holder(s)
Checking Account Number
Savings Account Number
Financial Institution Routing Number
City
State
Zip
REDEMPTION OPTIONS
Written Redemption (Automatic)
You may redeem all or part of your money by writing:
Cat Financial PowerInvestmentSM
P.O. Box 75956
Chicago, IL 60675-5956
Redemptions must be in the amount of $250 or more, or the balance of your notes, whichever is less. This written redemption option is the only way you may redeem your entire investment in Cat Financial PowerInvestment notes.
Check Writing (Automatic)
A supply of free checks will be sent to your mailing address in 10 business days (minimum per check is $250).
Telephone Redemption (Check if desired)
This option allows you to call and request a check be sent to the registered account address (minimum telephone redemption if sent by check is $250 and if sent by wire is $1,000).
Automatic Redemption (Check if desired)
This option allows you to have a check for redeemed PowerInvestment notes sent to you in a specified amount on a periodic basis (automatic draft on or about the 16th of the month only). This option is only available if your investment balance will be $10,000 or more after such redemption.
Redemption proceeds will be mailed to the owner
at the registered address.
$ Amount per month (minimum of $250)
Wire Transfer (Check if desired)
By calling Cat Financial PowerInvestment, you can request funds be sent to a specified bank account (minimum $1,000). A fee will apply. Enter your bank account information below:
Name of Bank
Name on Bank Account
Checking
Savings
Address of Bank
City      State      Zip

ABA Number Account Number
AUTHORIZATION
I (we) represent that I am (we are) of legal age, have the authority to invest in and redeem Cat Financial PowerInvestment notes pursuant to information contained on this form, and have received and read the current Prospectus pursuant to which the Cat Financial PowerInvestment notes are offered. I (we) acknowledge that the Cat Financial PowerInvestment notes are not a bank account, are not protected by the FDIC or other insurance, are an investment in the unsecured indebtedness of Caterpillar Financial Services Corporation and are backed only by the assets of Cat Financial, and are not guaranteed by Caterpillar Inc. or any other company. I (we) further acknowledge that these notes are not rated by any rating agency and are not anticipated to be rated in the future. I (we) further represent that the notes purchased pursuant to this application and any further purchases of notes are suitable investments in light of my (our) financial resources and investment objectives. By signing this form, I (we) certify under penalties of perjury that 1) I am (we are) not subject to backup withholding under provisions of Section 306 (a)(1)(c) of the Internal Revenue Code.I am (we are) not subject to backup withholding because I (we) have not been notified by the IRS that I am (we are) subject to IRS backup withholding (unless the box below is checked).
I (we) have been notified of and I am (we are) subject to IRS backup withholding.
Signature
Date
Signature of Joint Owner
Date
Mail completed application to: Cat Financial PowerInvestmentSM | P.O. Box 75956 | Chicago, IL 60675-5956
www.catfinancialpowerinvestment.com
Investor Services
1.800.233.2164
7:30am — 6pm CST Monday — Friday
© 2005
Caterpillar Financial Services Corporation
Printed in U.S.A.

Cat Financial
POWER INVESTMENT (SM)
STRENGTH YOU CAN COUNT ON.
STRENGTH can be defined many ways. At Cat Financial PowerInvestmentSM*, strength means the reliability of investing with a company you know and trust. It also means competitive rates, free checks and maintenance-fee free checking, an easy way to put your money to work, and investment power that can turn possibilities into realities for you and your family.
*The Cat Financial PowerInvestment is not a money market fund, which is typically a diversified fund consisting of short-term debt securities of many issuers. This investment is not subject to the diversification and investment quality standards of the Investment Company Act of 1940. An investment in the variable rate demand notes is not equivalent to a deposit or bank account and is not FDIC insured. These notes are not rated by any rating agency and we do not anticipate that they will be rated in the future.
THE RETURN IS SOLID
We are committed to paying competitive interest rates on your investment. Our rates are set weekly to reflect current market conditions.
We offer a range of interest rates based on the size of your aggregate investment in the notes (see chart). To check our current rates call our automated rate information line at 1-800-233-2164 or visit www.catfinancialpowerinvestment.com
TIERED INTEREST RATES
Amount Invested      Rate
$0 to $4,999.99      Competitive Rate
$5,000 to $49,999.99Better Rate
$50,000 and above      Our Best Rate
6 WAYS TO INVEST
1. CHECK BY MAIL
Write personal checks payable to Cat Financial PowerInvestmentSM. If you use this method of investing in Cat Financial PowerInvestment notes, the minimum opening investment is $250. Subsequently, you may send checks of at least $50.
2. WIRE TRANSFER
After your initial investment, you can invest by wire transfers in amounts of $1,000 or more.
3. AUTOMATIC INVESTMENT FROM YOUR BANK ACCOUNT
Subsequent monthly investments of $50 or more can be transferred automatically from your bank account.

4. CD ROLLOVER
You can have proceeds from a maturing CD invested directly into Cat Financial PowerInvestment notes. Call your bank for a CD transfer form. There is a $250 minimum for an initial investment through a CD rollover and a $50 minimum for subsesquent investments.
5. SOCIAL SECURITY DEPOSIT
Your monthly Social Security check may also be invested directly into Cat Financial PowerInvestment notes. If you use this method of investing in Cat Financial PowerInvestment notes, the minimum opening investment is $250. Subsequently, you may send checks of at least $50.Call your local Social Security administration office for a form.
6. PAYROLL OR PENSION DEDUCTION
If you first invest through a Caterpillar Peoria payroll or pension deduction, then the initial investment is $50 each month until the minimum required investment of $250 is attained. Thereafter, monthly investments must be at least $50. This $50 minimum initial investment is only available to those investing through a Caterpillar Peoria payroll or pension deduction.
THE ACCESS IS ABSOLUTE
Any U.S. citizen, partnership, or corporation is welcome to invest in Cat Financial PowerInvestmentSM notes. Custodial and Trust options are also available to help provide for education, trips, or other needs.
Participants always have easy access to their money. There are no maintenance fees with respect to your investment in the notes nor are there charges for checks or check redemptions. Charges are required for wire transfers (redemptions only), stop payments, NSF checks, or checks under the $250 minimum.
Once you’ve invested in the notes, you can create a personal financial page on our Web site that lets you check your investment balance, monitor rates, and view the latest financial news day or night—all in one convenient place. Or you may call 1-800-233-2164 to talk to a customer service representative Monday through Friday, 7:30 a.m.-6:00 p.m. CST.
Each month you receive a statement summarizing your investments, interest earnings, withdrawals, and checking activity. You also receive an annual federal 1099 tax form.
4 WAYS TO MAKE A REDEMPTION
1. FREE CHECKS AND CHECKING
Your checks will come to you at no charge and better yet, there is no maintenance fee charged for your checking and no limit to the number of checks you can write. The minimum amount per check is $250. There is a fee for any checks that are written for less than this minimum amount.
2. TELEPHONE/WRITTEN REQUEST REDEMPTION
Call or write to have a check mailed to you at your registered address. These redemptions must be in the amount of $250 or more, or the investment balance of your notes, whichever is less. You may redeem your entire investment in Cat Financial PowerInvestment only by use of the written redemption option.
3. AUTOMATIC REDEMPTION
You can have checks of $250 or more sent automatically on a monthly basis from redemptions of your Cat Financial PowerInvestment notes to you at your registered address. A phone call lets you change or increase the amount. This option is only available if your investment balance will be $10,000 or more after such redemption.
4. WIRE TRANSFER
Funds (minimum of $1,000) can be wired from redemptions of your Cat Financial PowerInvestment notes to a bank account or any other investment account, making possible quick and easy money transfers (minimal fee applies).
THE STRENGTH IS BUILT IN
Cat Financial PowerInvestmentSM is an investment in the variable denomination, floating-rate demand notes of Caterpillar Financial Services Corporation (“Cat Financial”). These notes are investments in the unsecured indebtedness of Cat Financial and are backed only by the assets of Cat Financial and are not an obligation of or guaranteed by Caterpillar Inc.
THE POWER IS YOURS
An investment in Cat Financial PowerInvestment notes provides advantages for you and your family, including a competitive return on your investment, on-line access to information and transactions, and free checks and maintenance-fee free checking.
THE TIME TO INVEST IS NOW
Prior to investing, please read the enclosed prospectus carefully and retain it for future reference. If you elect to invest, use the enclosed investment application or download one from our Web site (www.catfinancialpowerinvestment.com), fill it out, and mail it to us. The methods of investing in Cat Financial PowerInvestment notes are discussed on page 2 under the section “6 Ways to Invest.”